                    STATEMENT OF ADDITIONAL INFORMATION




                           AIM SUMMIT FUND, INC.

                              CLASS II SHARES

                             11 Greenway Plaza
                                 Suite 100
                         Houston, Texas 77046-1173
                               (713) 626-1919






              THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT
             A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION
                 WITH A PROSPECTUS OF THE ABOVE-NAMED FUND,
            A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE FROM
                      AUTHORIZED DEALERS OR BY WRITING
                  A I M DISTRIBUTORS, INC., P.O. BOX 4264,
                         HOUSTON, TEXAS 77210-4264.




           STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 1999,
                          AS REVISED AUGUST 16, 1999
        RELATING TO THE CLASS II SHARES PROSPECTUS DATED JULY 1, 1999

                             TABLE OF CONTENTS


INTRODUCTION................................................................................. 1

PERFORMANCE INFORMATION...................................................................... 1
         Total Return Quotations............................................................. 3

GENERAL INFORMATION ABOUT THE FUND........................................................... 4
         The Fund and its Capital Stock...................................................... 4

MANAGEMENT OF THE FUND....................................................................... 4
         Directors and Officers.............................................................. 4
         The Investment Advisor..............................................................10
         Expenses ...........................................................................12
         Transfer Agent and Custodian........................................................12
         Reports  ...........................................................................12

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.....................................................12
         Reinvestment of Dividends and Distributions.........................................12
         Qualification as a Regulated Investment Company.....................................13
         Determination of Taxable Income of a Regulated Investment Company...................14
         Excise Tax on Regulated Investment Companies........................................15
         Fund Distributions..................................................................15
         Sale or Redemption of Fund Shares...................................................17
         Foreign Shareholders................................................................17
         Effect of Future Legislation; Local Tax Considerations..............................18

SHARE PURCHASES, REDEMPTIONS AND REPURCHASES.................................................18
         Purchases and Redemptions...........................................................18
         Suspension of Right of Redemption...................................................18
         Valuation of Shares.................................................................19
         The Distribution Plan...............................................................19
         The Distribution Agreement..........................................................21

INVESTMENT STRATEGIES AND RISKS..............................................................22
         Investment Program..................................................................23
         Common Stocks.......................................................................23
         Preferred Stocks....................................................................23
         Convertible Securities..............................................................23
         Corporate Debt Securities...........................................................24
         U.S. Government Securities..........................................................24
         Real Estate Investment Trusts ("REITs").............................................24
         Warrants ...........................................................................25
         Foreign Securities..................................................................25
         Foreign Exchange Transactions.......................................................26
         Repurchase Agreements...............................................................26
         Rule 144A Securities................................................................27
         Illiquid Securities.................................................................27
         Lending of Fund Securities..........................................................27
         Portfolio Turnover..................................................................27

OPTIONS, FUTURES AND CURRENCY STRATEGIES.....................................................28
         Introduction........................................................................28
         General Risks of Options, Futures and Currency Strategies...........................28
         Cover    ...........................................................................29
         Writing Call Options................................................................29
         Index Options.......................................................................30
         Limitations on Options..............................................................30
         Interest Rate, Currency and Stock Index Futures Contracts...........................31
         Call Options on Futures Contracts...................................................32
         Forward Contracts...................................................................32
         Limitations on Use of Futures, Call Options on Futures and Certain
         Call Options on Currencies..........................................................32

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................................33

INVESTMENT RESTRICTIONS......................................................................35

MISCELLANEOUS INFORMATION....................................................................37
         Shareholder Inquiries...............................................................37
         Legal Matters.......................................................................37

FINANCIAL STATEMENTS.........................................................................FS

                                INTRODUCTION

         AIM Summit Fund, Inc. (the "Fund") is a mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. The information for the for the Class II Shares (the "Class"), of the Fund is included in a Prospectus dated July 1, 1999, which may be obtained without charge by written request to A I M Distributors, Inc. ("AIM Distributors"). Investors may also call AIM Distributors at (800) 995-4246 or dealers authorized by AIM Distributors to distribute the Fund's shares.
Investors must receive a Prospectus before they invest.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Class. Some of the information required to be in this Statement of Additional Information is also included in the Class' current prospectus and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                          PERFORMANCE INFORMATION

         All advertisements of the Fund will disclose the maximum creation and sales charges, imposed by AIM Summit Investors Plans II (the "Plan") and other fees (collectively, the "Sales Charges") on purchases of shares of the Class. If any advertised performance data does not reflect the maximum Sales Charges, such advertisement will disclose that the Sales Charges have not been deducted in computing the performance data, and that, if reflected, the maximum Sales Charges would reduce the performance quoted. Further information regarding the Class' performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Class. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in the Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of the Fund will vary from time to time and past results are not necessarily indicative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in the Class is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Class.

         Total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for the shares of the Class reflects the deduction of the Class' maximum Sales Charges at the time of purchase.

         The Class' total return shows its overall change in value, including changes in share price and assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects the Class' performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT

VARIATIONS IN THE CLASS' RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Class may separate its cumulative and average annual returns into income results and capital gains or losses.

         Total return figures for the Class are neither fixed nor guaranteed, and no principal is insured. The Class may provide performance information in reports, sales literature and advertisements. The Class may also, from time to time, quote information published or aired by publications or other media entities which contain articles or segments relating to investment results or other data. The following is a list of such publications or media entities:

Barron's               Fortune                        USA Today
Bloomberg              Investor's Business Daily      U.S. News & World Report
Business Week          Money                          Wall Street Journal
Economist              Mutual Fund Forecaster         Washington Post
Financial World        Mutual Fund Magazine           CNN
Forbes                 New York Times                 CNBC

         The Class may also compare its performance to performance data of similar mutual funds as published by the following services:

        Bank Rate Monitor                      Mutual Fund Values (Morningstar)
        CDA Weisenberger                       Ibbotson Associates
        Donoghue's                             Lipper, Inc.

         The Class' performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

        Standard & Poor's 400 Index            Consumer Price Index
        Standard & Poor's 500 Stock Index      Russell Midcap
        Dow Jones Industrial Average           NASDAQ

         The Class may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         30 year Treasury Bond
         90 day Treasury Bills

         Advertising for the Class may from time to time include discussions of general economic conditions and interest rates, and may also include references to the use of the Class as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements may disclose (i) the largest holdings in the Class' portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         From time to time, the Class' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, or inflation.

         Although performance data may be useful to prospective investors when comparing the Class' performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by the Class.

         Additional performance information is contained in the Fund's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN QUOTATIONS

         The standard formula for calculating total return, as described in the Prospectus, is as follows:
                                      n
                                P(1+T) =ERV

Where         P     =    a hypothetical initial payment of $1,000.
              T          = average annual total return (assuming the
                         applicable maximum sales load is deducted at the
                         beginning of the 1, 5, or 10 year periods).
              n     =    number of years.
              ERV        = ending redeemable value of a hypothetical $1,000
                         payment at the end of the 1, 5, or 10 year periods
                         (or fractional portion of such period).

        Shares of the Class may be acquired by the general public only through the Plan. Investors should consult the Prospectus of the Plan for complete information regarding Creation and Sales Charges and Custodian Fees.

        As of October 31, 1998, Class II Shares were not available to the public.

        Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                      n
                                P(1+U) =ERV

Where         P     =    a hypothetical initial payment of $1,000.
              U          = average annual total return assuming payment of
                         only a stated portion of, or none of, the
                         applicable maximum sales load at the beginning of
                         the stated period.
              n     =    number of years.
              ERV   =    ending redeemable value of a hypothetical $1,000
                         payment at the end of the stated period.

        Cumulative total return across a stated period may be calculated as follows:
                                      n
                                P(1+V) =ERV

Where         P     =    a hypothetical initial payment of $1,000.
              V          = cumulative total return assuming payment of all
                         of, a stated portion of, or none of, the
                         applicable maximum sales load at the beginning of
                         the stated period.
              n     =    number of years.
              ERV   =    ending redeemable value of a hypothetical $1,000
                         payment at the end of the stated period.

                     GENERAL INFORMATION ABOUT THE FUND

THE FUND AND ITS CAPITAL STOCK

        The Fund is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on February 17, 1982 and has an authorized capital of 1,000,000,000 shares of common stock, par value $.01 per share. The Class and Class I Shares of the Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Fund's Board of Directors with respect to that class and, upon liquidation or dissolution of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fractional shares have the same rights as full shares to the extent of their proportionate interest. Shareholders of the Fund do not have cumulative voting rights. There are no preemptive or conversion rights applicable to any of the Fund's shares. The Fund's shares, when issued, are fully paid and non-assessable. Shares of the Fund are redeemable at the net asset value thereof at the option of the holders thereof.

        The term "majority vote" means the affirmative vote of the Fund or of a particular class of the Fund (a) more than 50% of the outstanding shares of the Fund or class (b) 67% or more of the shares of the Fund or such class present at a meeting if more than 50% of the outstanding shares of the Fund or class are represented at the meeting in person or by proxy, whichever is less.

        The Board of Directors of the Fund may classify or reclassify any unissued shares into shares of any class or classes in addition to that already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the laws of the State of Maryland and the Investment Company Act of 1940, as amended (the "1940 Act").


                           MANAGEMENT OF THE FUND

        The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with the Fund's advisor, distributor, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's officers and to AIM, subject always to the investment objective and policies of the Fund and to the general supervision of the Fund's Board of Directors.

DIRECTORS AND OFFICERS

        The directors and officers of the Fund and their principal occupations during the last five years are set forth below. All of the Fund's executive officers hold similar offices with some or all of the other investment companies advised by A I M Advisors, Inc. (the "AIM Funds"). Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                    Position(s) Held       Principal Occupation(s) During,
Name, Address and Age               with Registrant        At Least, the Past 5 years
---------------------               ---------------        --------------------------
*Charles T. Bauer (80)              Chairman and           Chairman of the Board of Directors, A I M
                                    Director               Management Group Inc., A I M Advisors, Inc.,
                                                           A I M Capital Management, Inc., A I M Distributors,
                                                           Inc., A I M Fund Services, Inc. and Fund
                                                           Management Company; and Director and Vice
                                                           Chairman of AMVESCAP PLC.

Bruce L. Crockett,  (55)            Director               Director, ACE Limited (insurance company).
906 Frome Lane                                             Formerly Director, President and Chief Executive
McLean, VA 22102                                           Officer, COMSAT Corporation; and Chairman,
                                                           Board of
                                                           Governors of
                                                           INTELSAT
                                                           (international
                                                           communications
                                                           company).

Owen Daly II  (74)                  Director               Director, Cortland Trust Inc. (investment company).
Six Blythewood Road                                        Formerly, Director, CF & I Steel Corp., Monumental
Baltimore, MD 21210                                        Life Insurance Company and Monumental General
                                                           Insurance Company; and Chairman of the Board of
                                                           Equitable Bancorporation

Edward K. Dunn, Jr. (64)            Director               Chairman of the Board of Directors, Mercantile
2 Hopkins Plaza, 20th Floor                                Mortgage Corp. Formerly, Vice Chairman of the
Baltimore, MD 21201                                        Board of Directors and President, Mercantile - Safe
                                                           Deposit & Trust Co.; and President, Mercantile
                                                           Bankshares.

Jack Fields (47)                    Director               Chief Executive Officer, Texana Global, Inc.
Jetero Plaza, Suite E                                      (foreign trading company) and Twenty-First
8810 Will Clayton Parkway                                  Century Group, Inc. (governmental affairs
Humble, TX 77338                                           company).  Formerly, Member of the U.S. House of
                                                           Representatives.

**Carl Frischling (62)              Director               Partner, Kramer, Levin, Naftalis & Frankel LLP (law
919 Third Avenue                                           firm).  Formerly, Partner, Reid & Priest (law firm).
New York, NY 10022

--------
 * A director who is an "interested person" of the Fund and A I M Advisors, Inc. as defined in the 1940 Act.
** A director who is an "interested person" of the Fund as defined in the 1940 Act.

                                    Position(s) Held       Principal Occupation(s) During,
Name, Address and Age               with Registrant        At Least, the Past 5 years
---------------------               ---------------        --------------------------
*Robert H. Graham (52)              Director and           Director, President and Chief Executive Officer,
                                    President              A I M Management Group Inc.; Director and
                                                           President, A I M Advisors, Inc.; Director and Senior
                                                           Vice President, A I M Capital Management, Inc.,
                                                           A I M Distributors, Inc., A I M Fund Services, Inc.
                                                           and Fund Management Company; and Director,
                                                           AMVESCAP PLC.

Prema Mathai-Davis (48)             Director               Chief Executive Officer YWCA of the U.S.A.;
350 Fifth Avenue, Suite 301                                Commissioner, New York City Department for the
New York, NY 10118                                         Aging; and Member of the Board of Directors,
                                                           Metropolitan Transportation Authority of New York
                                                           State.

Lewis F. Pennock (56)               Director               Attorney, private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, Texas 77057

Louis S. Sklar (59)                 Director               Executive Vice President, Development and
Transco Tower, 50th Floor                                  Operations, Hines Interests Limited Partnership
2800 Post Oak Blvd.                                        (real estate development).
Houston, Texas 77056

Gary T. Crum (51)                   Senior Vice            Director and President, A I M Capital Management,
                                    President              Inc.; Director and Senior Vice President, A I M
                                                           Management Group Inc. and A I M Advisors, Inc.;
                                                           and Director, A I M Distributors, Inc. and
                                                           AMVESCAP PLC.

Carol F. Relihan (44)               Senior Vice            Director, Senior Vice President, General Counsel
                                    President and          and Secretary, A I M Advisors, Inc.; Senior Vice
                                    Secretary              President, General Counsel and Secretary,
                                                           A I M Management Group Inc.; Director,
                                                           Vice President and General Counsel,
                                                           Fund ManagementCompany; General Counsel and Vice
                                                           President, A I M Fund Services, Inc.; and Vice
                                                           President A I M Capital Management, Inc. and A I M
                                                           Distributors, Inc.

Dana R. Sutton (40)                 Vice President         Vice President and Fund Controller, A I M
                                    and Treasurer          Advisors, Inc.; and Assistant Vice President and
                                                           Assistant Treasurer, Fund Management Company.

--------
* A director who is an "interested person" of the Fund and A I M Advisors, Inc. as defined in the 1940 Act.

                                    Position(s) Held       Principal Occupation(s) During,
Name, Address and Age               with Registrant        At Least, the Past 5 years
---------------------               ---------------        --------------------------
Melville B. Cox (55)                Vice President         Vice President and Chief Compliance Officer, A I M
                                                           Advisors, Inc., A I M Capital Management, Inc.,
                                                           A I M Distributors, Inc., A I M Fund Services, Inc.
                                                           and Fund Management Company.

Edgar M.  Larsen (59)               Vice President         Vice President, A I M Capital Management, Inc.

        The Board of Directors has an Audit Committee, an Investments Committee, and a Nominating and Compensation Committee.

        The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock, Sklar and Ms. Mathai-Davis. The Audit Committee is responsible for meeting with the Fund's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Fund's fund accounting or its internal accounting controls, or for considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

        The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Sklar (Chairman) and Ms. Mathai-Davis. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, or considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

        The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Sklar and Ms. Mathai-Davis. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons, reviewing from time to time the compensation payable to the disinterested directors, or considering such matters as may from time to time be set forth in a charter adopted by the board and such committee.

Remuneration of Directors

        Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director of the Fund is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of certain other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

        Set forth below is information regarding compensation paid or accrued for each director of the Fund:


                                                 RETIREMENT         TOTAL
                                                  BENEFITS       COMPENSATION
                               ESTIMATED          ACCRUED        FROM ALL AIM
                              COMPENSATION       BY ALL AIM        FUNDS(3)
  DIRECTOR                     FROM FUND (1)      FUNDS(2)
  --------                    --------------     -----------     -------------

Charles T. Bauer             $       0          $         0      $        0
Bruce L. Crockett                1,913               37,485          96,000
Owen Daly II                     1,913              122,898          96,000
Edward K. Dunn                   1,231                    0          78,889
Jack Fields                      1,903               15,826          95,500
Carl Frischling(4)               1,913               97,791          95,500
Robert H. Graham                     0                    0               0
John F. Kroeger (5)              1,818              107,896          91,654
Prema Mathai-Davis                 177                    0          32,636
Lewis F. Pennock                 1,913               45,766          95,500
Ian Robinson(6)                  1,882               94,442          94,500
Louis S. Sklar                   1,892               90,232          95,500
====================         =========          ===========      ==========

--------------
(1) The total amount of compensation deferred by all Directors of the Fund during the fiscal year ended October 31, 1998, including interest earned thereon, was $9,860.

(2) During the fiscal year ended October 31, 1998, the total amount of expenses allocated to the Fund in respect of such retirement benefits was $12,272. Data reflects compensation for the calendar year ended December 31, 1998.

(3) Each Director serves as director or trustee of a total of 12 registered investment companies advised by AIM (comprised of over 50 portfolios). Data reflects compensation earned during the calendar year ended December 31, 1998.

(4) During the fiscal year ended October 31, 1998, the Fund paid $6,861 in legal fees for services rendered by Kramer, Levin, Naftalis & Frankel LLP. Mr. Frischling is a partner in such firm.

(5) Mr. Kroeger was a director until June 11, 1998, when he resigned. On that date he became a consultant to the Fund. Of the amount listed above, $1,060 was compensation for services as a director and the remainder as a consultant. Mr. Kroeger passed away on November 26, 1998, Mr. Kroeger's widow will receive his pension as described below under "AIM Fund Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director until March 12, 1999, when he retired.

AIM Funds Retirement Plan for Eligible Directors/Trustees

        Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc., or any of its subsidiaries) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its subsidiaries (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the AIM Funds and the director) and based on the number of such Director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director, for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

        Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, Sklar and Ms. Mathai-Davis are 11, 11, 0, 1, 21, 20, 17, 11, 9 and 0 years, respectively.

                 ESTIMATED ANNUAL BENEFITS UPON RETIREMENT


                                        Annual Retirement
         Number of Years of            Compensation Paid By
         Service With the               All Applicable AIM
        Applicable AIM Funds                 Funds

               10                            $67,500
                9                            $60,750
                8                            $54,000
                7                            $47,250
                6                            $40,500
                5                            $33,750
        ====================           =======================

        Deferred Compensation Agreements

        Messrs. Daly, Dunn, Fields, Frischling, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of his deferral account shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten
(10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Fund's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Fund. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

THE INVESTMENT ADVISOR

        The Fund has entered into an Investment Advisory Agreement, (the "Advisory Agreement") with AIM. AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 110 investment company portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown under "Directors and Officers."

        AIM and the Fund have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics; (b) to file reports or duplicate confirmations regarding such transactions; (c) to refrain from personally engaging in (i) short-term trading of a security,
(ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund; and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

        A I M Capital Management, Inc., ("AIM Capital") a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts. AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, acts as principal underwriter of other registered investment companies advised or managed by AIM.

        Pursuant to the terms of the Advisory Agreement, AIM: (a) supervises all aspects of the operations of the Fund; (b) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities which AIM considers desirable for inclusion in the Fund; (c) determines which issuers and securities shall be represented in the Fund's investment portfolio and regularly reports thereon to the Fund's Board of Directors; and (d) formulates and implements continuing programs for the purchases and sales of the securities of such issuers and regularly reports thereon to the Fund's Board of Directors; and takes, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Fund. Subject to the approval of the Board of Directors and the shareholders of the Fund, AIM may delegate to a sub-advisor certain of its duties, provided that AIM shall continue to supervise the performance of any such sub-advisor.

        As compensation for its services, AIM receives an annual fee, calculated daily and paid monthly, at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Although the advisory fee rate paid by the Fund is higher than that paid by other investment companies, many of those investment companies are a different size or have different objectives than the Fund. The effective rate of fees and expenses paid by the Fund at its current size is lower than that for other funds with similar investment objectives.

        AIM may from to time waive or reduce its fee. Voluntary fee waivers or reductions, may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

        The Advisory Agreement will continue from year to year, provided that it is specifically approved at least annually by (i) the Fund's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Fund or AIM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the 1940 Act.

        The Advisory Agreement provides that upon the request of the Fund's Board of Directors, AIM may perform, or arrange for the performance of, certain accounting, shareholder servicing and other administrative services to the Fund that are not required to be performed by AIM under the Advisory Agreement. For such services, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be agreed upon by AIM and the Fund's Board of Directors upon a finding by the Board of Directors that the provision of such services is in the best interests of the Fund and its shareholders.

        The Board of Directors has made such a finding and, accordingly, has entered into an Administrative Services Agreement, with AIM (the "Administrative Services Agreement"). Under the Administrative Services Agreement, AIM currently provides the services of a principal financial officer and his staff, who maintain the financial accounts and books and records of the Fund, including the calculation of the daily net asset value of the Fund, and prepare tax returns and financial statements for the Fund and also is reimbursed for any expenses related to providing such services, as well as the services of staff responding to various shareholder inquiries. The Administrative Services Agreement will continue year to year, provided that it is specifically approved at least annually by (i) the Fund's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non- Interested Directors by votes cast in person at a meeting called for such purpose. In addition, a sub-contract between AIM and A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly owned subsidiary of AIM, provides that AFS may perform certain shareholders services for the Fund which are not required to be performed by AIM under the Advisory Agreement. Currently, AFS provides certain shareholders services for the Fund. For such services, while AFS is entitled to receive from AIM such reimbursement of its costs associated with providing those services as may be approved by the Board of Directors, AFS does not presently receive any such reimbursement.

        During the fiscal years ended October 31, 1998, 1997 and 1996, AIM received management and advisory fees from the Fund of $11,372,220, $9,353,715 and $7,360,028, respectively. See "Expenses."

        For the fiscal years ended October 31, 1998, 1997 and 1996, AIM was reimbursed $72,766, $67,450 and $63,439, respectively, for costs associated with performing administrative services.

Prior to July 1, 1999,  TradeStreet Investment Associates, Inc.
("TradeStreet"), 101 South Tryon Street, Suite 1000, Charlotte, North Carolina 28255, served as Sub-Advisor. TradeStreet is a wholly owned subsidiary of NationsBank, N.A. and a registered investment advisor.

        For the period November 1, 1995 through March 31, 1996, NationsBank Texas received fees from AIM of $958,342. For the fiscal year ended October 31, 1998 and 1997 and for the period April 1, 1996 through the fiscal year ended October 31, 1996, TradeStreet received fees from AIM of $3,405,833, $2,921,391 and $1,454,982, respectively. See "Expenses."

EXPENSES

        All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in the Advisory Agreement. These expenses borne by the Fund include but are not limited to brokerage commissions, taxes, legal, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors' and shareholders' meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of pricing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

TRANSFER AGENT AND CUSTODIAN

        A I M Fund Services, Inc. ("AFS"), a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as a transfer and dividend disbursing agent for the Class. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

        State Street Bank and Trust Company ("State Street Bank") acts as custodian for the Fund's portfolio securities and cash. The Fund pays State Street Bank, BFDS, and AFS such compensation as may be agreed upon from time to time.

REPORTS

        The Fund will furnish shareholders semi-annually with a list of the investments held in the Class' portfolio and its financial statements. The annual financial statements will be audited by the Fund's independent certified public accountants. The Board of Directors has selected KPMG LLP, 700 Louisiana, Houston, Texas 77002, as the Fund's independent certified public accountants to audit the Fund's books and review the Fund's tax returns.


                  DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

        It is the present policy of the Fund to declare and pay annually net investment income dividends and capital gains distributions. It is the Fund's intention to distribute substantially all of its net investment income and capital gains by the end of the calendar year. In determining the amount of capital gains, if any, available for distribution, net capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested at the net asset value determined on the record date in full and fractional shares of the Class unless the shareholder has elected prior to the record date, by written notice to Boston Financial Data Services, Inc. ("BFDS"), P.O. Box 8300,

Boston, Massachusetts 02266-8300, Attention: AIM Summit Fund, Inc., to receive all such payments in cash. Such reinvestments will not be subject to sales charges and shares so purchased will be automatically credited to the account of the shareholder.

        Changes in the form of dividend and distribution payments may be made by the shareholder at any time and will be effective as to any subsequent payment if such notice is received by BFDS prior to the applicable record date. Any dividend and distribution election will remain in effect until BFDS receives a revised written election by the shareholder.

        No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Because shares of the Fund may be purchased by individual investors through the Plan, the following discussion is addressed only to individual (rather than corporate) investors.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

        The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

        In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. If the Fund that elects to use equalization accounting, it will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, the Fund may be liable for additional federal income tax.

        In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

        If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

        In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

        In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or (c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

        Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

        Other hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

        Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

        A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

        For purposes of the excise tax, a regulated investment company must
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for any calendar year and (2) unless it has made a taxable year election, exclude foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

        The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

        The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

        The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (taxable at a maximum rate of 20%), regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. If the Fund elects to use equalization accounting, however, a shareholder will be less likely to be taxed on gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

        Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3)and(4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or (b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

        Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

        Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

        Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

        Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

        In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

        Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service ("IRS").

        The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that he is not subject to backup withholding or that it is an "exempt recipient."

SALE OR REDEMPTION OF FUND SHARES

        A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Except to the extent otherwise provided in future Treasury regulations, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

        If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the same or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

        Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

        If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

        In the case of foreign shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

        Foreign persons who file a United States tax return after December 31, 1996, for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor.

        The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

        The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

        Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                SHARE PURCHASES, REDEMPTIONS AND REPURCHASES

PURCHASES AND REDEMPTIONS

        The terms of offering of shares of the Class and the methods of accomplishing redemption are set forth in full in the Class' Prospectus and in the Plan's Prospectus.

SUSPENSION OF RIGHT OF REDEMPTION

        The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by applicable rules and regulations of the SEC;
(b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.

VALUATION OF SHARES

        In accordance with the current rules and regulations of the SEC, the net asset value of a Fund share is determined as of the close of trading of the NYSE (generally 4:00 p.m. Eastern Time) on each day in which the NYSE is open for trading. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets (including accrued expenses but excluding capital and surplus), by the number of shares outstanding. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. Portfolio securities are valued using market values, if available. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the NYSE are generally used. The net asset values per share of the Class and Class I Shares of the Fund will differ from each other because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of the Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution, service fees and transfer agency fees (to the extent different rates are charged to different classes) and certain other fees are allocated only to the class to which such expenses relate. The net asset value per share of the Class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the Class from the assets of the Fund allocated to the Class and dividing the result by the total number of shares outstanding of the Class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sale price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sale price on the valuation date, or absent a last sales price, at the closing bid price on that day, option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; and futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair market value are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Notwithstanding the above, short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

        Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

THE DISTRIBUTION PLAN

        The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class of the Fund (the "Distribution Plan"). The Distribution Plan provides that the Class pay 0.30% per annum of its average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of the shares of the Class. The Distribution Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own the shares of the Class. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to the Class and who provides continuing personal services to their customers who own shares of the Class. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Class shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Distribution Plan. Activities appropriate for financing under the Distribution Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Distribution Plan.

        Of the aggregate amount payable under the Distribution Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Class, in amounts of up to 0.25% of the average daily net assets of the Class attributable to the customers of such dealers or financial institutions, are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Distribution Plan. Payments pursuant to the Distribution Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

          Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the shares of the Class to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Class. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Fund; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the shares of the Class; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in shares of the Class; and providing such other information and services as the Class or the customer may reasonably request.

        Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Class during such period at the annual rate of 0.25% of the average daily net asset value of the Fund's shares purchased. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the shares of the Class are held.

        The Distribution Plan is subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

        AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for the Class. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee
Table in the Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM
Distributors and the Fund.

        Under the Distribution Plan, certain financial institutions which have entered into service agreements and which sell shares of the Class on an agency basis, may receive payments from the Fund pursuant to the Distribution Plan. AIM Distributors does not act as principal, but rather as agent for the Class, in making dealer incentive and shareholder servicing payments under the Distribution Plan. These payments are an obligation of the Fund on behalf of the Class and not of AIM Distributors.

        The Distribution Plan requires AIM Distributors to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Distribution Plan.

        As required by Rule 12b-1, the Distribution Plan and related form of Shareholder Service Agreement were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan ("Non-Interested Directors"). In approving the Distribution Plan in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Distribution Plan would benefit the Class and its respective shareholders.

        The Distribution Plan does not obligate the Fund on behalf of the Class to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Distribution Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund on behalf of the Class will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

        Unless the Distribution Plan is terminated earlier in accordance with its terms, the Distribution Plan continues as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Non-Interested Directors.

        The Distribution Plan may be terminated by the vote of a majority of the Non-Interested Directors, or by the majority of the outstanding voting securities.

        Any change in the Distribution Plan that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Non-Interested Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Distribution Plan is in effect, the selection or nomination of the Non-Interested Directors is committed to the discretion of the Non-Interested Directors.

THE DISTRIBUTION AGREEMENT

        The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, which in turn is a wholly owned subsidiary of AIM Management, under which the Fund will issue shares at net asset value primarily to State Street Bank and Trust Company, as custodian for the Plan ("State Street Bank" or the "Custodian"). The address of AIM Distributors is P.O. Box 4264, Houston, Texas 77210-4264. AIM Distributors acts as sponsor and principal underwriter of the Plan. AIM Distributors does not receive any fee from the Fund pursuant to the Distribution Agreement. The Distribution Agreement provides that AIM Distributors will pay promotional expenses, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. AIM Distributors has not undertaken to sell any specified number of shares of the Fund. The Fund or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of assignment. Certain directors and officers of the Fund are affiliated with AIM Distributors and AIM Management.


                      INVESTMENT STRATEGIES AND RISKS

        Consistent with the Fund's objective of capital growth, the Fund's assets will tend to be fully invested in:

               1. Core Stocks -- These are securities issued by companies which have established a long-term record of earnings growth and which are believed by AIM, as the Fund's advisor, to be capable of sustaining such growth in the future. Generally (but not always) the common stocks of these companies will be listed on a national securities exchange.

               2. Emerging Growth Stocks -- These securities are issued by smaller growth-oriented companies. The securities of a number of such companies are traded only in the over-the-counter market. Such securities may not have widespread interest among institutional investors. Accordingly, such securities may present increased opportunity for gain if significant institutional investor interest subsequently develops, but may also involve additional risk of loss in the event of adverse developments because of the limited market for such securities. The business prospects and earnings of emerging growth companies may be subject to more rapid or unanticipated changes than in the case of larger, better established concerns.

               3. Value-Oriented Stocks -- These are stocks which are believed to be currently undervalued relative to other available investments. Since this belief may be based upon projections made by the Fund's advisor of earnings, dividends or price-earnings ratios (which projections may differ significantly from similar projections made by other investors), the Fund's ability to realize capital appreciation on value-oriented stocks may be more dependent upon the advisor's capabilities than is the case with other types of securities in which the Fund may invest.

        In anticipation of or in response to adverse market conditions or for cash management purposes, the Fund may hold all or a portion of its assets in cash, money market securities, bond or other debt securities. As a result, the Fund may not achieve its investment objective. Such money market instruments will consist of obligations of, or guaranteed by, the United States Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances, time deposits, master notes and other obligations of domestic banks having total assets of at least $500 million; and commercial paper rated in the highest category by a nationally recognized statistical rating organization.

        The Fund may make short sales or maintain a short position in securities if at all times when such a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable at no added cost for at least an equal amount of such securities.

        The receipt by the Fund of new money primarily through the medium of continuing investments under systematic investment plans may tend to produce a more even rate of influx than is the case with other funds. This may furnish a base for a gradual and planned accumulation of positions in individual portfolio securities when such a program is deemed to be appropriate. One example of how this concept could be employed is through a program of "dollar-cost averaging" in the purchase of securities for the Class. "Dollar-cost averaging" involves the purchase of a fixed dollar amount of stock of a company at regular intervals. The number of shares of stock obtained upon each purchase will therefore vary with the price of the stock, with more shares being obtained as the price to the stock declines and fewer shares being obtained as the price of the stock increases. Such a program could be hampered by increased redemptions of the Fund's shares which would reduce amounts available for investment by the Fund.

        As of February 1, 1999, no person owned of record or is known by the Fund to own of record or beneficially 5% or more of the Class' outstanding equity securities. As of February 1, 1999, the directors and officers of the Fund as a group owned beneficially less than 1% of each Class of the Fund's outstanding shares.

INVESTMENT PROGRAM

        The Fund's investment objective and the methods by which the Fund seeks to achieve that objective is set forth in the Prospectus under the caption "Investment Objectives and Strategies" and "Principal Risks of Investing in the Fund." It is the current policy of the Fund not to purchase or own the common stock of any company which, in the opinion of AIM, derives a substantial portion of its revenues from the manufacture of alcoholic beverages or tobacco products or the operation of gambling establishments. In the opinion of management based upon current conditions, such policy will not have a significant effect on the investment performance of the Fund. This policy may be modified or rescinded by the Fund's Board of Directors without shareholder approval.

COMMON STOCKS

        The Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

PREFERRED STOCKS

        The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES

        The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although the Fund will only purchase convertible securities that

AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

CORPORATE DEBT SECURITIES

        The Fund may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

U.S. GOVERNMENT SECURITIES

        The Fund may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the values of such securities fluctuate.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

        The Fund may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 10% of the total assets of the Fund.

        REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

        To the extent that the Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

        In addition to the risks described above, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

WARRANTS

        The Fund may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

FOREIGN SECURITIES

        The Fund has reserved the investment flexibility to invest up to 20% of its total assets in foreign securities. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. The Fund may also purchase securities of foreign issuers which are in the form of American Depository Receipts ("ADRs"), European Depository receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. ADRs, EDRs, and other securities representing underlying securities of foreign issuers are included in the percentage limitations applicable to the Fund's investments in foreign securities. To the extent it invests in securities denominated in foreign currencies, the Fund bears the risks of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets.

        Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies including Eurodollar, Yankee dollar and other foreign obligations, may entail some or all of the risks set forth below. Investments by the Fund in ADRs and EDRs may entail certain political and economic risks and regulatory risks described below.

        Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different economic and political forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

       Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. In addition, income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

        Market Risk. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

        On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

FOREIGN EXCHANGE TRANSACTIONS

        Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Fund may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Fund. The Fund attempts to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Fund from transferring cash out of such countries, and the Fund may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Fund holds foreign currencies.

REPURCHASE AGREEMENTS

        The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller (usually a broker or a bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and (c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in the Fund's restrictions on lending. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

RULE 144A SECURITIES

        The Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Fund's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

ILLIQUID SECURITIES

        The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933. Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities. The Fund's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A restricted securities on behalf of the Fund and monitoring AIM's implementation of the guidelines and procedures. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

LENDING OF FUND SECURITIES

        The Fund may also lend its portfolio securities in amounts up to 33 1/3% of its total assets to financial institutions in accordance with the investment restrictions of the Fund. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

PORTFOLIO TURNOVER

        Consistent with its objective of capital growth, the Fund does not intend to engage in substantial short-term trading. However, the Fund reserves the right to dispose of any security without regard to the period of time it has been held and to take short-term or long-term profits when such action is consistent with its investment program. The Fund's historical portfolio turnover rates are included in the Financial Highlights table in the Prospectus. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. The Fund's turnover may vary greatly from year to year and may exceed 100% during years when the Fund has taken a significant defensive position or otherwise makes changes in the investment strategies which it pursues consistent with its overall investment objective. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.


                  OPTIONS, FUTURES AND CURRENCY STRATEGIES

INTRODUCTION

        The Fund may use forward contracts, futures contracts, call options on securities, call options on indices, call options on currencies, and call options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's
Investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES

        The use by the Fund of call options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

        (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

        (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as a call option contract) and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

        (4) There is no assurance that a liquid secondary market will exist for any particular call option, futures contract, forward contract or call option thereon at any particular time.

        (5) As described below, the Fund is required to maintain assets as "cover," and might be required to maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

        (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

COVER

        Transactions using forward contracts, futures contracts and call options expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward contracts or futures contracts or
(2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

        Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or call option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

WRITING CALL OPTIONS

        The Fund may write (sell) covered call options on securities, futures contracts, forward contracts, indices and currencies. As the writer of a call option, the Fund would have the obligation to deliver the underlying security, cash or currency (depending on the type of derivative) to the holder (buyer) at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the Fund continues, it may be assigned an exercise notice, requiring it to deliver the underlying security, cash or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option identical to that previously sold.

        When writing a call option the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security, contract or currency above the exercise price, and retains the risk of loss should the price of the security, contract or currency decline. Unlike one who owns securities, contracts or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, contracts or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.

        Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.

        Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

        Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used.
In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

       The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by it.
The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

INDEX OPTIONS

        Calls on indices are similar to calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

        The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

LIMITATIONS ON OPTIONS

        The Fund will not write call options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets.

INTEREST RATE, CURRENCY AND STOCK INDEX FUTURES CONTRACTS

        The Fund may enter into interest rate, currency or stock index futures contracts (collectively, "Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates, currency exchange rates or stock price levels, respectively, in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by it. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

        A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place. A stock index future provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Future is outstanding.

        The Fund will only enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC").

        Closing out an open Future is effected by entering into an offsetting Future for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Future at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Future.

        A Fund's Futures transactions will be entered into for hedging purposes only; that is, Futures will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

        "Margin" with respect to Futures is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and maintain its open positions in Futures. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Future is set by the exchange on which the Future is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

        Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures more or less valuable, a process known as marking-to-market.

        If the Fund were unable to liquidate a Future or an option on a Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

CALL OPTIONS ON FUTURES CONTRACTS

        Call options on Futures Contracts are similar to options on securities or currencies except that call options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a long position in a Futures Contract at a specified exercise price at any time during the period of the option. Upon exercise of the call option, the delivery of the Futures position by the writer of the call option (the Fund) to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account.

FORWARD CONTRACTS

        A forward contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

        The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund may enter into forward contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

        The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

LIMITATIONS ON USE OF FUTURES, CALL OPTIONS ON FUTURES AND CERTAIN CALL OPTIONS ON CURRENCIES

        To the extent that the Fund enters into Futures Contracts, call options on Futures Contracts and call options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board of Directors, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

                    PORTFOLIO TRANSACTIONS AND BROKERAGE

General Brokerage Policy

        AIM makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

        Some of the securities in which the Fund invests are traded in over-the-counter markets. In such transactions, the Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

        Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

        AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by AIM or AIM Capital (collectively, the "AIM Funds") in particular, including sales of the Fund and of the other AIM Funds. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

        AIM will seek, whenever possible, to recapture for the benefit of the Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

        The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Fund, provided the conditions of an exemptive order received by the Fund from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Allocation of Portfolio Transactions

        AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by the Fund and by another AIM Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

        Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

Section 28(e) Standards

        Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided
 ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a broker higher commissions than those available from another broker.

        Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Fund's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker- dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

        The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

        In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

Transaction With Regular Brokers

        As of October 31, 1998, the Fund held an amount of common stock issued by Morgan Stanley & Co., Inc. and PaineWebber, Inc. having a market value of $9,971,500 and $8,927,812, respectively. Both are regular brokers of the Fund, as that term is defined in Rule 10b-1 under the 1940 Act.

Brokerage Commissions Paid

        For the fiscal years ended October 31, 1998, 1997 and 1996, the Fund paid brokerage commissions of $3,027,892, $2,573,656 and $3,138,280, respectively. For the fiscal year ended October 31, 1998, AIM allocated certain of the Fund's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $238,490,666 and the related brokerage commissions were $303,996.

        No brokerage commissions were paid by the Fund to any broker who is an affiliated person of the Fund, an affiliated person of such person or an affiliated person of the Fund, the Fund's principal underwriter, or AIM.

Portfolio Turnover

        The decrease in portfolio turnover rate from 1996 to 1997 resulted from strong corporate earnings and thus a reduced need to restructure the Fund's portfolio holdings.


                          INVESTMENT RESTRICTIONS

        The Fund's investment program is subject to a number of investment restrictions which reflect self- imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize (but cannot eliminate) certain risks associated with investing in specified types of securities or engaging in certain transactions and to limit the amount of the Fund's assets which may be concentrated in any specific industry or issue. The most significant of these restrictions provide that the Fund will not purchase a security if as a result of such purchase:

        (1) More than 25% of the value of the Fund's total assets would be invested in the securities of issuers primarily engaged in the same industry, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities;

        (2) More than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except that this restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or repurchase agreements pertaining to such securities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order; or

        (3) The Fund would own more than 10% of the outstanding voting securities of any issuer or more than 10% of any class of securities of an issuer, with the debt and preferred stock of an issuer each considered to be a separate single class for this purpose, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

        Also the Fund will not:

        (4) Purchase or hold securities of any issuer if the Fund has knowledge that the officers and directors of the Fund and its investment advisor collectively own beneficially more than 5% of the outstanding securities of such issuer. (Individual holdings of less than 1/2 of 1% will not be counted for the purpose of this restriction.)

        (5) Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary or emergency purposes in amounts up to 10% of the value of its total assets at the time of borrowing. (This provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests if they should occur and is not for leverage purposes. Any borrowings by the Fund will be repaid prior to the purchase of additional portfolio securities.)

        (6)    Underwrite securities issued by any other person.

        (7) Invest in real estate or purchase oil, gas or mineral interests, except that this restriction does not apply to marketable securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein, or to securities issued by companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals.

        (8)    Buy or sell commodities or commodity futures contracts.

        (9) Make loans of money or securities other than (a) through the purchase of securities in accordance with the Fund's investment program, and (b) by entering into repurchase agreements; provided that the Fund may lend its portfolio securities so long as the value of securities loaned by it does not exceed an amount equal to 331/3% of the Fund's total assets.

        (10) Purchase securities on margin, except to the extent necessary for the clearance of its securities transactions.

        (11) Make short sales of securities or maintain a short position in securities unless at all times when a short position is open, the Fund owns at least an equal amount of such securities or owns securities convertible into or exchangeable for at least an equal amount of such securities, and unless not more than 10% of the Fund's total assets (taken at current value) is held as collateral for such short sales at any one time.

        (12) Invest in companies for the purpose of exercising control or management except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

        (13)   Purchase or sell puts or purchase calls.

        The foregoing percentage limitations will be calculated by giving effect to such purchase and will be based upon values at the time of purchase. The Fund may retain any security purchased by it notwithstanding changes in the value of its assets occurring subsequent to the time of any such purchase.

        The foregoing investment restrictions are matters of fundamental policy which may not be changed without the vote of a majority of the Fund's outstanding shares.

                         MISCELLANEOUS INFORMATION

SHAREHOLDER INQUIRIES

        Shareholder inquiries concerning the status of an account should be directed to AIM Distributors by calling (800) 995-4246.

LEGAL MATTERS

        Legal matters for the Fund have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103.

                            FINANCIAL STATEMENTS


                                     FS

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Summit Fund, Inc:

                       We have audited the accompanying statement of assets and liabilities of the AIM Summit Fund, Inc., including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                 KPMG PEAT MARWICK LLP

                       Houston, Texas
                       December 4, 1998

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-95.13%

AEROSPACE/DEFENSE-1.59%

General Dynamics Corp.                 270,000   $   15,980,625
---------------------------------------------------------------
Gulfstream Aerospace Corp.(a)          100,000        4,425,000
---------------------------------------------------------------
Sundstrand Corp.                       185,000        8,683,438
---------------------------------------------------------------
                                                     29,089,063
---------------------------------------------------------------

AIRLINES-0.68%

Southwest Airlines Co.                  60,000        1,271,250
---------------------------------------------------------------
UAL Corp.                              173,000       11,234,188
---------------------------------------------------------------
                                                     12,505,438
---------------------------------------------------------------

AUTOMOBILES-0.67%

Ford Motor Co.                         225,000       12,206,250
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.15%

Northern Trust Corp.                    36,000        2,655,000
---------------------------------------------------------------

BANKS (REGIONAL)-0.51%

AmSouth Bancorporation                  52,500        2,103,281
---------------------------------------------------------------
First Tennessee National Corp.          29,100          922,106
---------------------------------------------------------------
Hibernia Corp.-Class A                  85,000        1,418,438
---------------------------------------------------------------
North Fork Bancorporation, Inc.        100,000        1,987,500
---------------------------------------------------------------
Star Banc Corp.                         37,000        2,798,125
---------------------------------------------------------------
                                                      9,229,450
---------------------------------------------------------------

BIOTECHNOLOGY-1.15%

Amgen, Inc.(a)                         112,000        8,799,000
---------------------------------------------------------------
Biogen, Inc.(a)                        175,000       12,162,500
---------------------------------------------------------------
                                                     20,961,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.90%

Chancellor Media Corp.(a)              300,000       11,512,500
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                               80,000        3,645,000
---------------------------------------------------------------
Comcast Corp.-Class A                  400,000       19,750,000
---------------------------------------------------------------
Liberty Media Group(a)                 125,000        4,757,813
---------------------------------------------------------------
Tele-Communications, Inc.-Class
  A(a)                                 300,000       12,637,500
---------------------------------------------------------------
Univision Communications, Inc.(a)       25,600          755,200
---------------------------------------------------------------
                                                     53,058,013
---------------------------------------------------------------

BUILDING MATERIALS-0.47%

USG Corp.                              180,000        8,583,750
---------------------------------------------------------------

CHEMICALS-0.43%

Rohm & Haas Co.                        231,600        7,816,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.49%

Andrew Corp.(a)                         19,300          316,037
---------------------------------------------------------------
General Instrument Corp.(a)            175,000        4,495,313
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Lucent Technologies, Inc.              280,000   $   22,452,500
---------------------------------------------------------------
                                                     27,263,850
---------------------------------------------------------------

COMPUTERS (HARDWARE)-5.50%

Apple Computer, Inc.(a)                150,000        5,568,750
---------------------------------------------------------------
Comdisco, Inc.                         262,600        4,053,887
---------------------------------------------------------------
Dell Computer Corp.(a)                 840,000       55,125,000
---------------------------------------------------------------
Gateway 2000, Inc.(a)                  200,000       11,162,500
---------------------------------------------------------------
IDX Systems Corp.(a)                   150,000        6,356,250
---------------------------------------------------------------
International Business Machines
  Corp.                                123,600       18,346,875
---------------------------------------------------------------
                                                    100,613,262
---------------------------------------------------------------

COMPUTERS (NETWORKING)-4.09%

3Com Corp.(a)                          500,000       18,031,250
---------------------------------------------------------------
Ascend Communications, Inc.(a)         448,750       21,652,187
---------------------------------------------------------------
Broadcom Corp.(a)                      140,000       11,611,250
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 375,000       23,625,000
---------------------------------------------------------------
                                                     74,919,687
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.71%

EMC Corp.(a)                           400,000       25,750,000
---------------------------------------------------------------
Jabil Circuit, Inc.(a)                 200,000        9,262,500
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                              160,000       11,190,000
---------------------------------------------------------------
Storage Technology Corp.(a)            100,000        3,343,750
---------------------------------------------------------------
                                                     49,546,250
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-13.77%

America Online, Inc.                   220,000       27,953,750
---------------------------------------------------------------
Aspect Development, Inc.(a)            100,000        3,159,375
---------------------------------------------------------------
AT Home Corporation(a)                 100,000        4,425,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  330,000       15,860,625
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        150,000        3,206,250
---------------------------------------------------------------
Citrix Systems, Inc.(a)                 80,000        5,670,000
---------------------------------------------------------------
Computer Sciences Corp.(a)             130,000        6,857,500
---------------------------------------------------------------
Compuware Corp.(a)                     460,000       24,926,250
---------------------------------------------------------------
Concord EFS, Inc.(a)                   407,650       11,618,025
---------------------------------------------------------------
Electronic Arts, Inc.(a)                50,000        2,056,250
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       200,000        4,812,500
---------------------------------------------------------------
Engineering Animation, Inc.(a)         200,000        8,762,500
---------------------------------------------------------------
GeoCities(a)                            67,800        1,995,862
---------------------------------------------------------------
HBO & Co.                              300,000        7,875,000
---------------------------------------------------------------
Inktomi Corp.(a)                        60,000        5,058,750
---------------------------------------------------------------
Intuit, Inc.(a)                        150,000        7,575,000
---------------------------------------------------------------
J.D. Edwards & Co.(a)                   60,000        1,965,000
---------------------------------------------------------------
Jack Henry & Associates, Inc.          220,000       10,037,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Lycos, Inc.(a)                         250,000   $   10,156,250
---------------------------------------------------------------
Microsoft Corp.(a)                     450,000       47,643,750
---------------------------------------------------------------
Network Associates, Inc.(a)             42,300        1,797,750
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             109,211        3,849,687
---------------------------------------------------------------
Sterling Software, Inc.(a)              78,000        2,042,625
---------------------------------------------------------------
Unisys Corp.(a)                        450,000       11,981,250
---------------------------------------------------------------
Wind River Systems(a)                  100,000        4,381,250
---------------------------------------------------------------
Yahoo! Inc.(a)                         125,000       16,355,468
---------------------------------------------------------------
                                                    252,023,167
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.15%

Blyth Industries, Inc.(a)              100,000        2,762,500
---------------------------------------------------------------

CONSUMER FINANCE-0.31%

Capital One Financial Corp.             54,900        5,586,075
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.79%

Cardinal Health, Inc.                  124,800       11,801,400
---------------------------------------------------------------
SUPERVALU, INC                          79,200        1,900,800
---------------------------------------------------------------
Sysco Corp.                             27,000          727,312
---------------------------------------------------------------
                                                     14,429,512
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.90%

American Power Conversion
  Corp.(a)                             100,000        4,243,750
---------------------------------------------------------------
General Electric Co.                   140,000       12,250,000
---------------------------------------------------------------
Sanmina Corp.(a)                        23,300          955,300
---------------------------------------------------------------
Solectron Corp.(a)                     200,000       11,450,000
---------------------------------------------------------------
Symbol Technologies, Inc.              130,000        5,817,500
---------------------------------------------------------------
                                                     34,716,550
---------------------------------------------------------------

ELECTRONIC COMPANIES-0.70%

DTE Energy Co.                         300,000       12,787,500
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.19%

Perkin-Elmer Corp.                      11,900        1,003,319
---------------------------------------------------------------
Waters Corp.(a)                         32,600        2,396,100
---------------------------------------------------------------
                                                      3,399,419
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.29%

Intel Corp.                            125,000       11,148,437
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              157,000        5,602,937
---------------------------------------------------------------
Microchip Technology, Inc.(a)          175,500        4,749,469
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                     50,000        2,243,750
---------------------------------------------------------------
                                                     23,744,593
---------------------------------------------------------------

ENTERTAINMENT-0.84%

Pixar, Inc.(a)                          50,000        2,375,000
---------------------------------------------------------------
Time Warner, Inc.                      115,000       10,673,437
---------------------------------------------------------------
Viacom, Inc.-Class B(a)                 40,500        2,424,937
---------------------------------------------------------------
                                                     15,473,374
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FINANCIAL (DIVERSIFIED)-3.93%

American Express Co.                    50,000   $    4,418,750
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A                         58,969        4,157,314
---------------------------------------------------------------
Fannie Mae                             104,600        7,406,987
---------------------------------------------------------------
FINOVA Group, Inc.                      51,600        2,515,500
---------------------------------------------------------------
Freddie Mac                            280,000       16,100,000
---------------------------------------------------------------
MGIC Investment Corp.                  260,000       10,140,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       154,000        9,971,500
---------------------------------------------------------------
SunAmerica, Inc.                       245,000       17,272,500
---------------------------------------------------------------
                                                     71,982,551
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.41%

Abbott Laboratories                    127,000        5,961,063
---------------------------------------------------------------
Allergan, Inc.                         260,000       16,233,750
---------------------------------------------------------------
American Home Products Corp.            80,000        3,900,000
---------------------------------------------------------------
Johnson & Johnson                       64,000        5,216,000
---------------------------------------------------------------
Warner-Lambert Co.                     164,100       12,861,337
---------------------------------------------------------------
                                                     44,172,150
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.44%

Mylan Laboratories, Inc.               440,000       15,152,500
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)        200,000       11,125,000
---------------------------------------------------------------
                                                     26,277,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.21%

Lilly (Eli) & Co.                       76,800        6,216,000
---------------------------------------------------------------
Merck & Co., Inc.                       67,500        9,129,375
---------------------------------------------------------------
Pfizer, Inc.                           160,000       17,170,000
---------------------------------------------------------------
Schering-Plough Corp.                   77,600        7,983,100
---------------------------------------------------------------
                                                     40,498,475
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.49%

Health Management Associates,
  Inc.-Class A(a)                      285,000        5,076,562
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       77,100        3,956,194
---------------------------------------------------------------
                                                      9,032,756
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.45%

Allegiance Corp.                       142,600        5,302,938
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                              139,400        4,286,550
---------------------------------------------------------------
Becton, Dickinson & Co.                490,000       20,641,250
---------------------------------------------------------------
Boston Scientific Corp.(a)              50,000        2,721,875
---------------------------------------------------------------
Guidant Corp.                          310,000       23,715,000
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)            13,000        1,321,125
---------------------------------------------------------------
Stryker Corp.                           91,100        3,820,506
---------------------------------------------------------------
Sybron International Corp.(a)           53,500        1,324,125
---------------------------------------------------------------
                                                     63,133,369
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.60%

Alza Corp.(a)                           68,000        3,255,500
---------------------------------------------------------------
Omnicare, Inc.                         100,900        3,487,356
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)

Orthodontic Centers of America,
  Inc.(a)                              100,000   $    1,893,750
---------------------------------------------------------------
Quintiles Transnational Corp.(a)        53,400        2,416,350
---------------------------------------------------------------
                                                     11,052,956
---------------------------------------------------------------

HOMEBUILDING-0.17%

Clayton Homes, Inc.                    196,300        3,030,381
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.72%

Maytag Corp.                           265,000       13,100,938
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.42%

Clorox Co.                              21,700        2,370,725
---------------------------------------------------------------
Procter & Gamble Co. (The)              60,000        5,332,500
---------------------------------------------------------------
                                                      7,703,225
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.10%

Equitable Companies, Inc.              254,000       12,446,000
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                          50,500        2,095,750
---------------------------------------------------------------
Provident Companies, Inc.              100,000        2,906,250
---------------------------------------------------------------
ReliaStar Financial Corp.               62,000        2,716,375
---------------------------------------------------------------
                                                     20,164,375
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.70%

American International Group,
  Inc.                                  30,000        2,557,500
---------------------------------------------------------------
Lincoln National Corp.                 135,000       10,243,125
---------------------------------------------------------------
                                                     12,800,625
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.61%

Allstate Corp. (The)                   240,000       10,335,000
---------------------------------------------------------------
Progressive Corp.                        6,200          912,950
---------------------------------------------------------------
                                                     11,247,950
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.01%

Paine Webber Group, Inc.               267,000        8,927,812
---------------------------------------------------------------
Schwab (Charles) Corp.                 200,000        9,587,500
---------------------------------------------------------------
                                                     18,515,312
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.71%

Franklin Resources, Inc.                88,000        3,327,500
---------------------------------------------------------------
T. Rowe Price Associates, Inc.         272,200        9,680,112
---------------------------------------------------------------
                                                     13,007,612
---------------------------------------------------------------

LODGING-HOTELS-0.48%

Carnival Corp.                         272,000        8,806,000
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.93%

Caterpillar, Inc.                      185,000        8,325,000
---------------------------------------------------------------
Ingersoll-Rand Co.                     172,500        8,711,250
---------------------------------------------------------------
                                                     17,036,250
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.81%

Hillenbrand Industries, Inc.            34,800        2,059,725
---------------------------------------------------------------
Pentair, Inc.                           19,200          722,400
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MANUFACTURING (DIVERSIFIED)-(CONTINUED)

Premark International, Inc.            285,000   $    9,030,937
---------------------------------------------------------------
Tyco International Ltd.                100,000        6,193,750
---------------------------------------------------------------
United Technologies Corp.              158,000       15,049,500
---------------------------------------------------------------
                                                     33,056,312
---------------------------------------------------------------

NATURAL GAS-1.35%

Coastal Corp. (The)                    420,000       14,805,000
---------------------------------------------------------------
Columbia Energy Group                  171,900        9,948,713
---------------------------------------------------------------
                                                     24,753,713
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.49%

Cooper Cameron Corp.(a)                100,000        3,475,000
---------------------------------------------------------------
Varco International, Inc.(a)           500,000        5,406,250
---------------------------------------------------------------
                                                      8,881,250
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.15%

Apache Corp.                            97,000        2,746,313
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-1.03%

Ashland, Inc.                          200,000        9,625,000
---------------------------------------------------------------
Sun Company, Inc.                      270,000        9,264,375
---------------------------------------------------------------
                                                     18,889,375
---------------------------------------------------------------

PERSONAL CARE-0.09%

Rexall Sundown, Inc.(a)                 96,200        1,725,588
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.59%

Eastman Kodak Co.                      139,000       10,772,500
---------------------------------------------------------------

PUBLISHING-0.15%

McGraw-Hill Companies, Inc. (The)       30,000        2,698,125
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.58%

Knight-Ridder, Inc.                    210,000       10,696,875
---------------------------------------------------------------

RAILROADS-0.25%

Kansas City Southern Industries,
  Inc.                                 120,000        4,635,000
---------------------------------------------------------------

RESTAURANTS-0.26%

Starbucks Corp.(a)                      45,000        1,951,875
---------------------------------------------------------------
Tricon Global Restaurants,
  Inc.(a)                               65,000        2,827,500
---------------------------------------------------------------
                                                      4,779,375
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-1.29%

Home Depot, Inc.                       278,800       12,127,800
---------------------------------------------------------------
Lowe's Companies, Inc.                 340,000       11,453,750
---------------------------------------------------------------
                                                     23,581,550
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.65%

Best Buy Co., Inc.(a)                  317,400       15,235,200
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)           90,000        6,744,375
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)          121,300        5,519,150
---------------------------------------------------------------
Tandy Corp.                             55,000        2,725,938
---------------------------------------------------------------
                                                     30,224,663
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DEPARTMENT STORES)-0.82%

Federated Department Stores,
  Inc.(a)                              265,000   $   10,185,938
---------------------------------------------------------------
Kohl's Corp.(a)                        100,000        4,781,250
---------------------------------------------------------------
                                                     14,967,188
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.44%

Dollar General Corp.                    91,656        2,188,287
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            150,000        5,784,375
---------------------------------------------------------------
                                                      7,972,662
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.74%

CVS Corp.                              102,160        4,667,435
---------------------------------------------------------------
Rite Aid Corp.                         223,000        8,850,313
---------------------------------------------------------------
                                                     13,517,748
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.84%

Albertson's, Inc.                       27,400        1,522,413
---------------------------------------------------------------
Kroger Co.(a)                          275,500       15,290,250
---------------------------------------------------------------
Safeway, Inc.(a)                       351,314       16,797,200
---------------------------------------------------------------
                                                     33,609,863
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.31%

Costco Companies, Inc.(a)              250,000       14,187,500
---------------------------------------------------------------
Dayton Hudson Corp.                    289,000       12,246,375
---------------------------------------------------------------
Fred Meyer, Inc.(a)                    135,700        7,234,506
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  125,000        8,625,000
---------------------------------------------------------------
                                                     42,293,381
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.80%

Bed Bath & Beyond, Inc.(a)             225,000        6,201,563
---------------------------------------------------------------
Linens 'N Things, Inc.(a)              100,000        3,093,750
---------------------------------------------------------------
Office Depot, Inc.(a)                  380,000        9,500,000
---------------------------------------------------------------
Staples, Inc.(a)                       372,900       12,165,862
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)                70,000        1,907,500
---------------------------------------------------------------
                                                     32,868,675
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.33%

Abercrombie & Fitch Co.-Class
  A(a)                                  43,000        1,706,563
---------------------------------------------------------------
Gap, Inc.                              135,000        8,116,875
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         157,500        3,819,375
---------------------------------------------------------------
TJX Companies, Inc.                    568,000       10,756,500
---------------------------------------------------------------
                                                     24,399,313
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.72%

Dime Bancorp, Inc.                     185,000        4,405,313
---------------------------------------------------------------
GreenPoint Financial Corp.             200,000        6,562,500
---------------------------------------------------------------
Washington Mutual, Inc.                546,000       20,440,875
---------------------------------------------------------------
                                                     31,408,688
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.85%

Omnicom Group, Inc.                    150,000        7,415,625
---------------------------------------------------------------
Outdoor Systems, Inc.(a)               300,000        6,618,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Snyder Communications, Inc.(a)          45,000   $    1,605,938
---------------------------------------------------------------
                                                     15,640,313
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.46%

Cintas Corp.                           101,900        5,451,650
---------------------------------------------------------------
G & K Services, Inc.-Class A            20,000          915,000
---------------------------------------------------------------
IMS Health, Inc.                        30,000        1,995,000
---------------------------------------------------------------
Service Corp. International            334,700       11,923,687
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      176,000        4,059,000
---------------------------------------------------------------
Viad Corp.                              84,400        2,315,725
---------------------------------------------------------------
                                                     26,660,062
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.33%

Gartner Group, Inc.-Class A(a)          65,000        1,291,875
---------------------------------------------------------------
Policy Management Systems
  Corp.(a)                              31,700        1,440,369
---------------------------------------------------------------
SunGard Data Systems, Inc.(a)           99,000        3,341,250
---------------------------------------------------------------
                                                      6,073,494
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.68%

Ceridian Corp.(a)                       54,900        3,149,888
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                               65,500        3,569,750
---------------------------------------------------------------
DST Systems, Inc.(a)                    49,700        2,485,000
---------------------------------------------------------------
Equifax, Inc.                          120,600        4,665,713
---------------------------------------------------------------
Fiserv, Inc.(a)                        124,650        5,796,224
---------------------------------------------------------------
National Data Corp.                     80,000        2,710,000
---------------------------------------------------------------
NOVA Corp.(a)                           71,500        2,064,563
---------------------------------------------------------------
Paychex, Inc.                          128,025        6,369,243
---------------------------------------------------------------
                                                     30,810,381
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.13%

Level 3 Communications, Inc.(a)         75,000        2,442,188
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.86%

AT&T Corp.                             170,000       10,582,500
---------------------------------------------------------------
MCI WorldCom, Inc.(a)                  422,926       23,366,662
---------------------------------------------------------------
                                                     33,949,162
---------------------------------------------------------------

TELEPHONE-3.25%

BellSouth Corp.                        215,000       17,159,688
---------------------------------------------------------------
Century Telephone Enterprises,
  Inc.                                 260,000       14,771,250
---------------------------------------------------------------
Qwest Communications
  International, Inc.(a)               350,000       13,693,750
---------------------------------------------------------------
US West, Inc.                          240,000       13,770,000
---------------------------------------------------------------
                                                     59,394,688
---------------------------------------------------------------

TEXTILES (APPAREL)-0.48%

VF Corp.                               210,000        8,780,625
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.09%

Shaw Industries, Inc.                  100,000        1,737,500
---------------------------------------------------------------

WASTE MANAGEMENT-0.65%

Allied Waste Industries, Inc.(a)       190,500        4,119,563
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
WASTE MANAGEMENT-(CONTINUED)

Waste Management, Inc.                 172,825   $    7,798,728
---------------------------------------------------------------
                                                     11,918,291
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $1,199,747,436)                       1,740,817,989
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-2.18%

FINLAND-0.58%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)           115,000       10,702,188
---------------------------------------------------------------

FRANCE-0.23%

Renault S.A.
  (Automobiles)                        100,000        4,276,428
---------------------------------------------------------------

GERMANY-0.97%

Daimler-Benz A.G.-ADR
  (Automobiles)                        110,000        8,669,375
---------------------------------------------------------------
Porsche A.G.
  (Automobiles)                          5,000        8,851,429
---------------------------------------------------------------
                                                     17,520,804
---------------------------------------------------------------

IRELAND-0.40%

Elan Corp. PLC-ADR(a)(Health
  Care-Drugs-Generic & Other)          105,000        7,356,562
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $32,977,810)                                   39,855,982
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
CONVERTIBLE CORPORATE BONDS-0.23%
COMPUTERS (PERIPHERALS)-0.23%
EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost
  $1,963,721)                      $ 1,450,000   $    4,188,688
---------------------------------------------------------------
RIGHTS & WARRANTS-0.01%
BANKS (REGIONAL)-0.01%
Golden State Bancorp, Litigation
  Wts., expiring 01/01/01(a)
  (Cost $281,640)                       50,000          243,750
---------------------------------------------------------------
REPURCHASE AGREEMENT-2.40%(b)
Dean Witter Reynolds, Inc.,
  5.55%, 11/02/98(c) (Cost
  $43,998,698)                      43,998,698       43,998,698
---------------------------------------------------------------
TOTAL INVESTMENTS-99.95%                          1,829,105,107
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.05%                                     927,121
---------------------------------------------------------------
NET ASSETS-100.00%                               $1,830,032,228
===============================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub.  - Subordinated
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $307,841,000 U.S. Government obligations, 0% to 10.35% due 11/06/98 to 01/21/28 with an aggregate market value at 10/31/98 of $306,000,942.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
  $1,278,969,305)                              $1,829,105,107
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,181,065
-------------------------------------------------------------
  Capital stock sold                                  671,854
-------------------------------------------------------------
  Dividends and interest                              974,357
-------------------------------------------------------------
Investment for deferred compensation plan              37,349
-------------------------------------------------------------
Other assets                                           14,821
-------------------------------------------------------------
    Total assets                                1,833,984,553
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             1,635,755
-------------------------------------------------------------
  Capital stock reacquired                          1,160,787
-------------------------------------------------------------
  Deferred compensation                                37,349
-------------------------------------------------------------
Accrued advisory fees                                 912,099
-------------------------------------------------------------
Accrued administrative services fees                    6,377
-------------------------------------------------------------
Accrued directors' fees                                 1,450
-------------------------------------------------------------
Accrued operating expenses                            198,508
-------------------------------------------------------------
    Total liabilities                               3,952,325
-------------------------------------------------------------
Net assets applicable to shares outstanding    $1,830,032,228
=============================================================
Capital stock, $0.01 par value per share:
  Authorized                                    1,000,000,000
-------------------------------------------------------------
  Outstanding                                     122,336,309
-------------------------------------------------------------
Net asset value and redemption price per
  share                                        $        14.96
=============================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 1998

INVESTMENT INCOME:

Dividends (net of $280,834 foreign withholding
  tax)                                          $ 11,487,830
------------------------------------------------------------
Interest                                           4,521,585
------------------------------------------------------------
    Total investment income                       16,009,415
------------------------------------------------------------

EXPENSES:

Advisory fees                                     11,372,220
------------------------------------------------------------
Administrative services fees                          72,766
------------------------------------------------------------
Custodian fees                                       178,755
------------------------------------------------------------
Directors' fees                                       18,269
------------------------------------------------------------
Transfer agent fees                                   39,271
------------------------------------------------------------
Other                                                271,355
------------------------------------------------------------
    Total expenses                                11,952,636
------------------------------------------------------------
Less: Expenses paid indirectly                       (26,905)
------------------------------------------------------------
    Net expenses                                  11,925,731
------------------------------------------------------------
Net investment income                              4,083,684
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          125,907,818
------------------------------------------------------------
  Foreign currencies                                 265,909
------------------------------------------------------------
  Futures contracts                               (2,274,503)
------------------------------------------------------------
  Option contracts written                          (531,869)
------------------------------------------------------------
                                                 123,367,355
------------------------------------------------------------
NET UNREALIZED APPRECIATION OF:
  Investment securities                           30,375,403
------------------------------------------------------------
  Foreign currencies                                   3,322
------------------------------------------------------------
                                                  30,378,725
------------------------------------------------------------
    Net gain from investment securities,
      foreign currencies, futures and option
      contracts                                  153,746,080
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $157,829,764
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    4,083,684    $    1,608,756
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     123,367,355       151,798,786
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
foreign currencies                                                30,378,725       212,044,735
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      157,829,764       365,452,277
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income          (1,659,397)       (3,131,614)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains           (156,547,424)     (114,611,563)
----------------------------------------------------------------------------------------------
Net equalization credits (See Note 1)                                     --         2,437,968
----------------------------------------------------------------------------------------------
Share transactions-net                                           180,175,249       139,078,724
----------------------------------------------------------------------------------------------
       Net increase in net assets                                179,798,192       389,225,792
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,650,234,036     1,261,008,244
----------------------------------------------------------------------------------------------
  End of period                                               $1,830,032,228    $1,650,234,036
----------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $1,158,384,602    $  956,102,084
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              4,164,155        23,591,883
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    117,344,347       150,779,670
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                           550,139,124       519,760,399
----------------------------------------------------------------------------------------------
                                                              $1,830,032,228    $1,650,234,036
==============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital growth.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange on which the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $255,254 and undistributed net realized gains decreased by $255,254 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
D. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Equalization-The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $22,107,269 from undistributed net investment income to paid-in capital. This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.
G. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options-The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays AIM a fee at the annual rate of 1.0% of the first $10 million of the Fund's average daily net assets, 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Under the terms of a sub-advisory agreement between AIM and TradeStreet Investment Associates, Inc. ("TradeStreet"), AIM pays TradeStreet a fee at an annual rate of 0.50% of the first $10 million of the Fund's average daily net assets, 0.35% of the next $140 million of the Fund's average daily net assets, 0.225% of the next $550 million of the Fund's average daily net assets and 0.15% of the Fund's average daily net assets in excess of $700 million.
  The Fund, pursuant to an administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, the Fund reimbursed AIM $72,766 for such services.
  During the year ended October 31, 1998, the Fund paid legal fees of $6,861 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Fund.
  Substantially all shares of the Fund are held of record by State Street Bank & Trust Company as custodian for Summit Investors Plans, a unit investment trust that is sponsored by A I M Distributors, Inc. (an affiliated company of AIM). Certain officers and directors of the Fund are officers of AIM and A I M Distributors, Inc.

NOTE 3-INDIRECT EXPENSES
During the year ended October 31, 1998, the Fund received reductions in custodian fees of $26,905 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $26,905 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $1,469,938,551 and $1,409,377,755, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                      $576,816,675
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (27,900,704)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $548,915,971
=========================================================
* Cost of investments for tax purposes is $1,280,189,136.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                  1998                         1997
                       ---------------------------   -------------------------
                         SHARES         AMOUNT         SHARES        AMOUNT
                       -----------   -------------   ----------   ------------
Sold                    13,962,660   $ 208,683,626    8,716,348   $114,553,393
------------------------------------------------------------------------------
Issued as reinvest-
  ment of dividends     11,672,671     154,897,796    9,816,281    113,770,753
------------------------------------------------------------------------------
Reacquired             (12,194,909)   (183,406,173)  (6,706,799)   (89,245,422)
------------------------------------------------------------------------------
                        13,440,422   $ 180,175,249   11,825,830   $139,078,724
==============================================================================

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                            OPTION CONTRACTS
                                         -----------------------
                                         NUMBER OF     PREMIUMS
                                         CONTRACTS     RECEIVED
                                          ------      ----------
Beginning of period                           --      $       --
---------------------------------------   ------      ----------
Written                                    3,452       1,420,661
---------------------------------------   ------      ----------
Closed                                    (1,752)       (458,918)
---------------------------------------   ------      ----------
Exercised                                 (1,700)       (961,743)
---------------------------------------   ------      ----------
End of period                                 --      $       --
=======================================   ======      ==========

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended October 31, 1998.

                                                  1998           1997         1996         1995        1994
                                               ----------     ----------   ----------   ----------   --------
Net asset value, beginning of period           $    15.15     $    12.99   $    12.14   $     9.78   $  10.46
---------------------------------------------  ----------     ----------   ----------   ----------   --------
Income from investment operations:
  Net investment income                              0.03           0.02         0.04         0.04       0.10
---------------------------------------------  ----------     ----------   ----------   ----------   --------
  Net gains (losses) on securities (both
    realized and unrealized)                         1.23           3.34         1.69         2.81      (0.04)
---------------------------------------------  ----------     ----------   ----------   ----------   --------
    Total from investment operations                 1.26           3.36         1.73         2.85       0.06
---------------------------------------------  ----------     ----------   ----------   ----------   --------
Less distributions:
  Dividends from net investment income              (0.02)         (0.03)       (0.03)       (0.10)     (0.10)
---------------------------------------------  ----------     ----------   ----------   ----------   --------
  Distributions from net realized gains             (1.43)         (1.17)       (0.85)       (0.39)     (0.64)
---------------------------------------------  ----------     ----------   ----------   ----------   --------
    Total distributions                             (1.45)         (1.20)       (0.88)       (0.49)     (0.74)
---------------------------------------------  ----------     ----------   ----------   ----------   --------
Net asset value, end of period                 $    14.96     $    15.15   $    12.99   $    12.14   $   9.78
=============================================  ==========     ==========   ==========   ==========   ========
Total return(a)                                      9.49%         28.53%       15.61%       31.03%      0.61%
=============================================  ==========     ==========   ==========   ==========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $1,830,032     $1,650,234   $1,261,008   $1,050,011   $765,073
=============================================  ==========     ==========   ==========   ==========   ========
Ratio of expenses to average net assets              0.67%(b)       0.68%        0.70%        0.71%      0.72%
=============================================  ==========     ==========   ==========   ==========   ========
Ratio of net investment income to average net
  assets                                             0.23%(b)       0.11%        0.29%        0.33%      1.04%
=============================================  ==========     ==========   ==========   ==========   ========
Portfolio turnover rate                                83%            88%         118%         126%       122%
=============================================  ==========     ==========   ==========   ==========   ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $1,785,555,221.